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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): NOVEMBER 27, 2002


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)


                                    MICHIGAN
         (State or other jurisdiction of incorporation or organization)

             0-452                                   38-1093240
     (Commission File Number)           (IRS Employer Identification Number)


                            100 EAST PATTERSON STREET
                            TECUMSEH, MICHIGAN 49286
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (517) 423-8411


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   The following exhibit is filed as a part of this report:

        Exhibit No.                      Description
        -----------                      -----------

           99                            Press release dated November 27, 2002


ITEM 9.  REGULATION F-D DISCLOSURE.

     The registrant's press release dated November 27, 2002, regarding its Agreement to purchase FASCO Motors from Invensys, is attached as Exhibit 99.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: November 27, 2002                 TECUMSEH PRODUCTS COMPANY




                                        By: /s/  DAVID W. KAY
                                            -----------------------------
                                            David W. Kay
                                            Vice President, Treasurer and
                                              Chief Financial Officer


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                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

 EX-99                  Press Release dated November 27, 2002